                                                                      Exhibit 17

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

Signature                      Title                           Date
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/s/ Thomas H. Bailey           Chairman and Trustee            November 25, 2003
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Thomas H. Bailey

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

Signature                      Title                           Date
---------                      -----                           ----
/s/ Dennis B. Mullen           Trustee                         November 25, 2003
--------------------
Dennis B. Mullen

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

Signature                      Title                           Date
---------                      -----                           ----
/s/ William F. McCalpin        Trustee                         November 25, 2003
-----------------------
William F. McCalpin

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

Signature                      Title                           Date
---------                      -----                           ----
/s/ John W. McCarter, Jr.      Trustee                         November 25, 2003
-------------------------
John W. McCarter, Jr.

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

Signature                      Title                           Date
---------                      -----                           ----
/s/ James T. Rothe             Trustee                         November 25, 2003
------------------
James T. Rothe

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

Signature                      Title                           Date
---------                      -----                           ----
/s/ William D. Stewart         Trustee                         November 25, 2003
----------------------
William D. Stewart

                        JANUS ASPEN SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard C. Miller, Thomas A. Early, and Kelley Abbott Howes his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 25th day of November, 2003.

Signature                      Title                           Date
---------                      -----                           ----
/s/ Martin H. Waldinger        Trustee                         November 25, 2003
-----------------------
Martin H. Waldinger